                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                               ENESCO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:

       --------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

       --------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

       --------------------------------------------------

       5)     Total fee paid:

       --------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       --------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

       --------------------------------------------------

       3)  Filing Party:

       --------------------------------------------------

       4)  Date Filed:

       --------------------------------------------------

(ENESCO GROUP LOGO)

                                          April 15, 2005

Dear Stockholder:

     On behalf of the Enesco Group, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on Wednesday, May 18, 2005, at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse Road and Devon Avenue), Elk Grove Village, Illinois 60007. The meeting will start at 9:30 a.m.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Enesco and will respond to stockholder questions.

     It is important to ensure that your shares are represented at the Annual Meeting. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by returning the enclosed proxy card in the envelope provided. Voting over the Internet, by phone or by written proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Space limitations may make it necessary to limit attendance only to Enesco stockholders. Accordingly, admission to the meeting for non-stockholders will be on a first-come, first-served basis.

     We look forward to seeing you on May 18th, and thank you for your continued support of Enesco Group, Inc.

                                          Sincerely,

                                          /s/ CYNTHIA PASSMORE-MCLAUGHLIN
                                          CYNTHIA PASSMORE-MCLAUGHLIN
                                          President and Chief Executive Officer

      225 Windsor Drive, Itasca, Illinois 60143  - Telephone 630-875-5300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               ENESCO GROUP, INC.

Date: May 18, 2005

Time: 9:30 a.m. Central

Place:Enesco Showroom Theater
      One Enesco Plaza
      Corner of Busse Road and Devon Avenue
      Elk Grove Village, Illinois 60007

     Purposes:

     - To elect two Class I directors for a three-year term;

     - To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as Enesco's independent accountants for 2005; and

     - To transact such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on March 31, 2005 will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

                                          By Order of the Board of Directors,

                                          /s/ CHARLES E. SANDERS
                                          CHARLES E. SANDERS, Secretary

Itasca, Illinois
April 15, 2005
                             ---------------------

                                   IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO ENESCO STOCKHOLDERS. ACCORDINGLY, ADMISSION TO THE MEETING FOR NON-STOCKHOLDER WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INSTRUCTIONS ARE PROVIDED ON THE PROXY CARD FOR VOTING OVER THE INTERNET OR BY TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Enesco Group, Inc...........................................      3
The Annual Meeting..........................................      3
Voting Instructions.........................................      4
Annual Report...............................................      5
Our Largest Stockholders....................................      6
Shares Held by Our Directors and Executive Officers.........      7
Proposal 1: Election of Directors...........................      8
Compensation of Non-Employee Directors......................     10
Committees of the Board.....................................     11
Executive Compensation......................................     14
Compensation Committee Interlocks and Insider
  Participation.............................................     18
Section 16(a) Beneficial Ownership Reporting Compliance.....     18
Compensation Committee Report on Executive Compensation.....     18
Report of the Audit Committee...............................     21
Performance Graph...........................................     22
Proposal 2: Independent Public Accountants..................     23
Stockholder Proposals.......................................     24
Householding of Proxy Materials.............................     25
Annex A: Audit Committee Charter............................    A-1

                               ENESCO GROUP, INC.

                                PROXY STATEMENT

                                 April 15, 2005
                               ENESCO GROUP, INC.

     We are engaged in the marketing and sale of quality branded gifts, collectibles and decorative accents, including designed and licensed collectible figurines and ornaments, action musicals, decorative home accessories and other giftware, principally at wholesale, to independent retailers, mass marketers, catalogers and direct response distributors. Our principal executive offices are located at 225 Windsor Drive, Itasca, Illinois 60143, and our telephone number is (630) 875-5300. Our website is located at www.enesco.com.

                               THE ANNUAL MEETING

Attending the Annual Meeting

     Our meeting will be held on May 18, 2005 at 9:30 a.m., at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse Road and Devon Avenue), Elk Grove Village, Illinois.

This Proxy Statement

     We are sending you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. If you own Enesco common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Mellon Investor Services LLC in writing at 85 Challenger Rd., Ridgefield, New Jersey 07660 or by calling toll-free (800) 288-9541. In order to vote all your shares by proxy, you should vote the shares in each different account as described below.

     On April 15, 2005, we began mailing these proxy materials to all stockholders of record at the close of business on March 31, 2005 (the "Record Date"). As of the Record Date there were 14,659,496 shares outstanding and 2,237 holders of record.

Quorum Requirement

     A quorum is necessary to hold a valid meeting. The attendance in person or by proxy (by mail, telephone or over the Internet) of holders of a majority of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

                              VOTING INSTRUCTIONS

     You are entitled to one vote for each share of common stock that you own as of the close of business on the Record Date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

     VOTING BY PROXY. Even if you plan to attend the meeting, you can vote before the meeting by proxy. There are three ways to vote by proxy:

     - you can vote by telephone by calling toll-free (866) 540-5760 and following the instructions on the proxy card;

     - you can vote via the Internet by following the instructions on the proxy card; or

     - you can vote by mail by signing, dating and mailing the enclosed proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring identification or evidence of your share ownership with you.

     REVOKING YOUR PROXY. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

     - by filing a written notice of revocation with our Secretary;

     - by following appropriate Internet or telephone voting procedures;

     - by signing and delivering another proxy that bears a later date; or

     - by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

     VOTING BY PROXY. If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain brokers and banks will also offer telephone and Internet voting.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership as of the Record Date with you.

     REVOKING YOUR PROXY. If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

     By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any postponements or adjournments of the meeting. With respect to the election of nominees for director, you may:

     - vote "for" the election of all nominees for director named in this proxy statement;

     - "withhold" authority to vote for all nominees; or

     - "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

     If a quorum is present at the meeting, a nominee will be elected to serve as a Class III director if a majority of the shares of Common Stock voting at the meeting vote for the nominee, whether present, in person, by telephone or Internet vote or represented by proxy. Because of this rule, non-voted shares will not affect the outcome of the election of directors and will not prevent that nominee from being elected.

     We actively solicit proxy participation. We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. In addition, we have hired Mellon Investor Services, LLC in New York, New York to solicit proxies at a fee of approximately $5,000.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of Enesco for the year ended December 31, 2004, including our consolidated financial statements for our 2004 fiscal year, accompanies this proxy statement.

                            OUR LARGEST STOCKHOLDERS

     On March 31, 2005, there were outstanding 14,659,496 shares of our common stock, which is the only class of stock outstanding and entitled to vote at the Annual Meeting. The holders of these shares will be entitled to cast one vote for each share of common stock held of record as of March 31, 2005. To the best of Enesco's knowledge, the beneficial owners of more than 5% of the common stock as of December 31, 2004 were as follows:

                  NAME AND ADDRESS OF                        AMOUNT AND NATURE      PERCENT
                    BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP   OF CLASS
                  -------------------                     -----------------------   --------
Fidelity Management & Research Co. .....................    1,439,800 shares(1)       9.8%
82 Devonshire Street
Boston, MA 02109
Dimensional Fund Advisors, Inc. ........................    1,216,211 shares(2)       8.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Babson Capital Management LLC...........................      749,735 shares(3)       5.1%
One Memorial Drive
Cambridge, MA 02142

---------------
(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission (SEC) on February 14, 2005 by Fidelity Management Research Co. (Fidelity). Fidelity has sole dispositive power over 1,439,800 shares.
(2) Based on a statement on Schedule 13G filed with the SEC on February 9, 2005 by Dimensional Fund Advisors, Inc. (DFA). DFA has sole voting and dispositive power over 1,216,211 shares.
(3) Based on a statement on Schedule 13G filed with the SEC on February 11, 2005 by Babson Capital Management LLC (Babson). Babson has sole voting power over 667,585 shares, shared voting power over 82,150 shares and sole dispositive power over 749,735 shares.

              SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our directors and executive officers beneficially owned, as of March 31, 2005, shares of our common stock as follows:

                                         OUTSTANDING SHARES    SHARES UNDERLYING
                                        OF THE COMMON STOCK-    STOCK OPTIONS-
                                         AMOUNT AND NATURE     AMOUNT AND NATURE
                                           OF BENEFICIAL         OF BENEFICIAL       PERCENT
NAME OF BENEFICIAL OWNER                    OWNERSHIP(1)        OWNERSHIP(1)(2)    OF CLASS(3)
------------------------                --------------------   -----------------   -----------
Thomas F. Bradley.....................          6,214(4)             36,208           ***%
Donna Brooks Lucas....................         17,049                 5,750           ***%
Leonard A. Campanaro..................            717                     0           ***%
Daniel DalleMolle.....................         20,486(5)            183,400           1.4%
George R. Ditomassi...................         12,012                 4,831           ***%
M. Frances Durden.....................          4,849(6)             51,500           ***%
Josette V. Goldberg...................          4,878(7)             84,750           ***%
Judith R. Haberkorn...................         20,791                 7,250           ***%
Hector J. Orci........................          2,337                   668           ***%
Cynthia Passmore-McLaughlin...........         25,261(8)                  0           ***%
Thane A. Pressman.....................         13,012                 4,831           ***%
Jeffrey S. Smith......................         12,624(9)             93,262           ***%
Anne-Lee Verville.....................         56,672                 7,250           ***%
All Directors and Executive Officers
  as a Group (15 persons).............        210,160               487,950           4.8%

---------------
(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power. Fractional amounts have been rounded to the nearest whole share of the common stock.
(2) Reflects the number of shares of common stock which the directors, executive officers, and directors and executive officers as a group beneficially own by reason of options which are exercisable within 60 days of March 31, 2005.
(3) Unless otherwise noted, the percent of class is less than 1%.
(4) Reflects the outstanding share information by Mr. Bradley on a Form 4, filed with the SEC on May 24, 2004. Mr. Bradley resigned from the Company on August 16, 2004. Enesco has no additional information regarding Mr. Bradley's share ownership.
(5) Reflects the outstanding share information by Mr. DalleMolle on a Form 4, filed with the SEC on April 28, 2003. Mr. DalleMolle passed away on April 20, 2004. Enesco has no additional information regarding Mr. DalleMolle's estate share ownership.
(6) Reflects 1,500 shares of common stock owned by Ms. Durden and 3,349 shares held in Ms. Durden's 401(k) account as of December 31, 2004.
(7) Reflects 150 shares of common stock owned by Ms. Goldberg and 4,728 shares held in Ms. Goldberg's 401(k) account as of December 31, 2004.
(8) Reflects 25,000 shares of restricted common stock held by Ms. Passmore-McLaughlin, which will vest one-third each year on the anniversary date of the grant until fully vested and 261 shares held in Ms. Passmore-McLaughlin's 401(k) account as of December 31, 2004.
(9) Reflects 3,500 shares of common stock owned by Mr. Smith, 100 shares owned by each of Mr. Smith's three children and 8,824 shares held in Mr. Smith's 401(k) account as of December 31, 2004.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Effective as of the Annual Meeting, the Board consists of nine members who are divided into three classes serving three years each, with one class being elected each year. Currently, there is one vacancy in Class I. As required under the New York Stock Exchange rules, a majority of the members of the Board are independent, non-employee directors. The Board has adopted several policies concerning resignation and retirement of directors from the Board, one providing for review by the Board of the continued membership of a director following a change in his or her principal employment, and another providing for a director's mandatory retirement at age 72.

     The standards used by the Board to evaluate a member's independence are the New York Stock Exchange (NYSE) Listing Rules. All directors, except Ms. Cynthia Passmore-McLaughlin, are independent in accordance with the NYSE Listing Rules.

     The two current Class I directors, Ms. Judith R. Haberkorn and Mr. Thane A. Pressman, are nominated for re-election to the Board. The Board proposes their re-election for three-year terms scheduled to expire at the Annual Meeting of Stockholders in 2008. Although there is a vacancy in Class I, proxies can not be voted for a greater number of persons than the nominees named below. The Company is currently undertaking an active search to potentially fill this vacancy, and it will be filled when a suitable candidate is found.

     If for any reason any nominee is not available to serve when the election occurs, the persons named as proxies in the proxy cards will vote the proxies in accordance with their best judgment. The Board has no reason to believe that any nominee will not be available to serve as a director.

               INFORMATION AS TO BOARD OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTORS IN OFFICE CLASS I
TERMS EXPIRING IN 2008
--------------------------------------------------------------------------------

JUDITH R. HABERKORN                 Retired as President-Consumer Sales and Service, Bell
  Director since 1993               Atlantic Corp. (telecommunications services), New York, NY,
  Age 58                            in 2000. Formerly President- Public and Operator Services,
                                    at Bell Atlantic Corp. from 1997 to 1998, having previously served as Vice President, Individual Communication Services,
                                    NYNEX Corporation, New York, NY ("NYNEX") (communication
                                    services), from 1995 to 1997, and as Vice President-Consumer
                                    Markets, at NYNEX, from 1994 to 1995. Also Director of
                                    Armstrong World Industries Inc., Lancaster, PA. and MCI,
                                    Ashburn, VA. Chair of the Governance Committee and member of the Audit, and Compensation Committees. Ms. Haberkorn is an
                                    independent director.
------------------------------------------------------------------------------------------------
THANE A. PRESSMAN                   Formerly CEO of Carvel Corporation from April 2002 until
  Director since 2000               April 2003, a retailer and distributor of ice cream
  Age 59                            products. Formerly President and CEO of Tone Brothers, Inc.
                                    from 1998 until 2001, a $300 million U.S. subsidiary of
                                    Burns Philip & Co., Ltd., and second largest herb and spice company in the U.S. President and CEO, Labatt-USA from 1993 until 1998 (beverage). Previously held positions at Procter
                                    & Gamble and Sara Lee. Also a Trustee, Springfield College
                                    and has served as a Trustee of AFS International and
                                    Director AFS-USA (American Field Service). Chair of the
                                    Compensation Committee and member of the Executive and Audit
                                    Committees. Mr. Pressman is an independent director.
------------------------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE IN CLASS II
TERMS EXPIRING IN 2006
------------------------------------------------------------------------------------------------
DONNA BROOKS LUCAS                  President and Chief Executive Officer of DBL Multi-Media
  Director since 1999               Group LLC, Chicago, IL (creative and strategic business
  Age 52                            communications) since 1995. Formerly President, BR&R
                                    Communications, Inc., a public relations agency specializing in African-American consumer and healthcare marketing,
                                    having previously served as Senior Vice President, Director of Marketing at Burson-Marsteller (public relations). Member of the Economic Club of Chicago, Northwestern University
                                    Medill School of Journalism Board of Visitors, the Executive
                                    Leadership Council, the Urban League, the NAACP and The
                                    Links Incorporated. Member of the Audit, Governance and
                                    Compensation Committees. Ms. Brooks Lucas is an independent director.
------------------------------------------------------------------------------------------------
LEONARD A. CAMPANARO                Retired Chief Financial Officer and Senior Vice President of
  Director since 2005               Armstrong Industries, Inc. (building materials industry),
  Age 55                            serving as such from April 2001 through December 2004.
                                    Formerly President, Chief Operating Officer and Director of
                                    Harsco Corporation (provider of industrial services and
                                    products) from January 1998 until July 2000. Served in a
                                    variety of financial and operations positions at Harsco for over 20 years, including Senior Vice President and Chief
                                    Financial Officer from 1992 until 1997. Chair of the Audit
                                    Committee and member of the Executive and Compensation
                                    Committees. Mr. Campanaro is an independent director.
------------------------------------------------------------------------------------------------
CYNTHIA PASSMORE-MCLAUGHLIN         Chief Executive Officer since January 15, 2005 and President
  Director since 2005               since October 1, 2004. Formerly Senior Vice President of
  Age 42                            Customer Marketing and Retail Design for Revlon, Inc.
                                    (cosmetic and beauty products) from April 2002 until
                                    February 2004 and Senior Vice President, Customer Business
                                    Management North America from April 2001 until April 2003,
                                    General Manager of Revlon Canada from March 1999 until April
                                    2003 and Regional Vice President Marketing for Europe,
                                    Eastern Europe and Middle East from January 1996 until March
                                    1999. Member of the Executive Committee.
------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN CLASS III
TERMS EXPIRING IN 2007
------------------------------------------------------------------------------------------------
GEORGE R. DITOMASSI                 Chief Executive Officer and Director of Summit American
  Director since 2000               Television (home television shopping) in Naples, FL from
  Age 70                            November 2002 until April 2004. Interim CEO of Enesco from
                                    August 2004 through January 15, 2005. Formerly Co-Chief
                                    Executive Officer and Director of Shop At Home Network from
                                    October 2001 until October 2002. Chairman of the Board at
                                    the Milton Bradley Company (toys and games) and Chief
                                    Operating Officer of Hasbro, Inc. (toys and games) from
                                    1990-1998, and past President of Hasbro International from
                                    1996 to 1997. Also on Board of Directors for Milton Bradley
                                    Company, the Basketball Hall of Fame and Toy Manufacturers
                                    of America. Member of the Executive, Audit and Compensation
                                    Committees. Mr. Ditomassi is an independent director.
------------------------------------------------------------------------------------------------

HECTOR J. ORCI                      Founding General Manager of La Agencia de Orci & Associates
  Director since 2003               (marketing consultants) since 1986. Instructor of Hispanic
  Age 62                            marketing and advertising at UCLA University in Los Angeles,
                                    CA and columnist for La Opinion, a Los Angeles newspaper.
                                    Previously held positions at Alberto-Culver and Procter &
                                    Gamble. Past president of the Association of Hispanic
                                    Advertising Agencies (AHAA). Inducted into the Se Habia
                                    Espanol Hall of Fame in 1997. Also on the Board of
                                    Directors/Trustees for the New Visions Foundation and the
                                    Los Angeles Children's Bureau. Member of the Audit and
                                    Governance Committees. Mr. Orci is an independent director.
------------------------------------------------------------------------------------------------
ANNE-LEE VERVILLE                   Chairman of the Board since 2001. Interim President and CEO
  Director since 1991               of Enesco from January through March 2001; Office of the
  Age 59                            Chairman of Enesco from June 2000 until March 2001. Retired as General Manager-Worldwide Education Industry of
                                    International Business Machines Corporation ("IBM")
                                    (advanced information technologies), White Plains, NY, in
                                    1997, after 30 years with IBM. Also, Trustee of Columbia
                                    Management Funds, Boston, MA. Member of the Executive, Audit
                                    Compensation and Governance Committees. Ms. Verville is an
                                    independent director.
------------------------------------------------------------------------------------------------

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Board establishes the compensation paid to each director who is not an employee of Enesco. Effective at the Annual Meeting, the current compensation amounts are as follows:

          (1) For service as a non-Chairman member of the Board, a retainer of $30,000 per annum, of which $15,000 is paid in common stock valued as of the day following the Annual Meeting, plus $1,500 for attendance at each meeting of the Board;

          (2) For service as Chairman of the Board, $75,000 per annum, of which $37,500 is paid in common stock valued as of the day following the Annual Meeting, plus $1,500 for attendance at each meeting of the Board and $1,500 for attendance at a committee meeting;

          (3) For service as a committee member, an attendance fee of $1,500 per meeting, $3,000 for service as Chair of a committee (other than the Audit Committee) and $5,000 for service as Chair of the Audit Committee meeting.

     In addition, each then serving non-employee director receives a grant as of the day following the Annual Meeting in that year, of 2,000 non-qualified options to purchase Enesco common stock at an exercise price equal to the closing price of the common stock on the grant date. The options become exercisable equally over four years, with 25% of the shares of common stock subject to the option becoming exercisable on each of the first four anniversary dates of the date of grant of the option, and expire on the tenth anniversary of the grant.

     Directors also receive reimbursement from Enesco for expenses incurred while serving as directors. Directors who are also employees of Enesco receive no additional compensation for their services as directors.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table shows the membership of Enesco's committees as of March 31, 2005. An asterisk indicates chairperson.

                                                              HUMAN RESOURCE                  NOMINATING AND
NAME                                                AUDIT    AND COMPENSATION    EXECUTIVE      GOVERNANCE
----                                                -----    ----------------    ---------    --------------
Leonard A. Campanaro............................      *             x                x
George R. Ditomassi.............................      x             x                x
Judith R. Haberkorn.............................      x             x                               *
Donna Brooks Lucas..............................      x             x                               x
Cynthia Passmore-McLaughlin.....................                                     x
Hector J. Orci..................................      x                                             x
Thane A. Pressman...............................      x             *                x
Anne-Lee Verville...............................      x             x                *              x

Committees

     The Audit Committee held five meetings during 2004. The Audit Committee provides oversight of the Enesco audit, accounting, reporting and control practices. The Audit Committee operates pursuant to an Audit Committee Charter which complies with Rule 303A.06 of the NYSE Listed Company Manual relating to Audit Committee standards, a copy of which is attached as Annex A and is also posted on the Investor Relations -- Governance section of Enesco's website at www.enesco.com.

     All members of the Audit Committee were determined to be "independent" as defined in Rule 303A of the NYSE Listing Rules as of January 15, 2005. Mr. Ditomassi did not serve on the Audit Committee while he was serving as Interim CEO of Enesco from August 16, 2004 until January 15, 2005. The criteria used by the Board to determine independence are that the Audit Committee member (i) must be free of any relationship with the Company that would interfere with his or her exercise of independent judgment; (ii) cannot have received any compensation from Enesco, other than director and committee fees; (iii) cannot have been an Enesco employee within a three-year period prior to his/her appointment; (iv) cannot be affiliated with or employed by, or have an immediate family member who is affiliated with or employed in a professional capacity by KPMG; and (v) cannot be employed by, or have an immediate family member who is employed by, another company where any of Enesco's executive officers serve on that company's compensation committee. Leonard Campanaro, Chairman of the Audit Committee, has been designated as an "audit committee financial expert" under SEC regulations and meets the financial expert requirements under the NYSE rules.

     The Human Resources and Compensation Committee held three meetings during 2004. This Committee, which also consists entirely of non-employee, independent directors (who meet the independence requirements under the NYSE rules), determines compensation policy for Enesco, approves or recommends to the Board compensation of the directors and officers of Enesco, and reviews and acts on recommendations from the Chief Executive Officer regarding long-term incentive awards and administration of the Amended and Restated 1996 Long-Term Incentive Plan of Enesco and the 1999 Non-employee Director Stock Plan. A copy of the Human Resources and Compensation Committee Charter is posted on the Investor Relations -- Governance section of Enesco's website at www.enesco.com.

     The Executive Committee did not hold a meeting during 2004. This Committee, which consists of five directors, four of whom are non-employee, independent directors, acts on behalf of the Board on important matters that arise between meetings of the Board and performs other tasks as delegated by the Board.

     The Nominating and Governance Committee held two meetings during 2004. This Committee, which consists entirely of non-employee, independent directors (who meet the independence requirements under the NYSE rules), provides the Board with director and corporate officer recommendations, proposes to the Board each year a slate of directors for recommendation and submission to the stockholders at the next annual meeting of stockholders and deals with all aspects of the director selection process, reviewing prospective director candidates in the light of anticipated resignations and retirements and Board composition. The criteria used by the Nominating and Governance Committee in selecting new directors, which criteria have been approved by the Board, include, but are not limited to, integrity, sound judgment, record of proven accomplishments as at least a general manager with responsibility for business profit and loss, willingness to take the time necessary to gain a strong understanding of Enesco's business, and compatibility with Enesco's business and other directors. A copy of the Nominating and Governance Committee Charter is posted on the Investor Relations -- Governance section of Enesco's website at www.enesco.com.

     In addition to the Committee meetings referred to above, the full Board held thirteen meetings during 2004. Except for Mr. Orci, each director attended at least 75% of the total number of meetings of the Board and Committees on which he or she served. Mr. Orci attended three meetings during 2004 and took a personal leave of absence from July 2004 until December 2004. Each director is invited to attend the Annual Meeting of Stockholders and last year all members of the Board attended the Annual Meeting.

     The non-employee, independent directors meet in executive session at each meeting of the Board. Anne-Lee Verville, the Chairman of the Board, presides at the executive sessions. You may communicate with the independent directors by writing a letter to the Chairman of the Board, the Chairman of the Nominating and Governance Committee or to any independent director c/o Enesco Group, Inc., 225 Windsor Drive, Itasca, Illinois 60143 Attn: Corporate Secretary. The Corporate Secretary will regularly forward to the addressee all letters relevant to the running of the business. In that regard, the Enesco Board of Directors has requested that certain items unrelated to the duties and responsibilities of the Board not be forwarded, such as: spam, junk mail and mass mailing, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, any material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any material that is not forwarded will be made available to any outside director upon request.

     In accordance with Enesco's Articles of Incorporation, nominations for the election of directors at an Annual Meeting of Stockholders may be made by the Board, the Nominating and Governance Committee or any stockholder entitled to vote generally in the election of directors. However, a stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders only if the stockholder gives notice in writing to the Secretary of Enesco at least 45 days in advance of the anniversary of the date of the previous Annual Meeting of Stockholders, which notice includes:

          (a) The name and address of the stockholder who intends to make the nomination and the name and address of each person to be nominated;

          (b) A representation that the stockholder is a holder of record of common stock and intends to appear in person or by proxy at the next Annual Meeting of Stockholders to nominate the person or persons identified in the notice;

          (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

          (e) The consent of each nominee to serve as a director if so elected.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the compensation of all persons who served as the Company's Chief Executive Officer during the year ended December 31, 2004, and the four other most highly compensated executive officers in office at December 31, 2004 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                   ANNUAL COMPENSATION(1)          AWARDS(2)
                                             ----------------------------------   ------------
                                                                      OTHER        SECURITIES
                                                                      ANNUAL       UNDERLYING     ALL OTHER
                                              SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR    ($)(3)      ($)          ($)            (#)            ($)
---------------------------           ----   --------   --------   ------------   ------------   ------------
D. DalleMolle,(4)...................  2004   $171,300   $465,041      $   --             --        $ 18,858
  President and CEO                   2003    480,000    457,169          --        100,000          32,538
  (through April 20, 2004)            2002    500,308    472,914                    100,000              --
T.F. Bradley,(5)....................  2004   $245,544   $     --          --         30,000        $138,080
  CFO and Treasurer and Interim CEO   2003    240,000    161,489          --         43,708          37,513
  (from April 20 until August 16,
    2004)                             2002         --         --          --             --              --
G.R. Ditomassi,(6)..................  2004   $     --         --          --          2,000        $205,800
  Interim CEO (from August 16, 2004   2003         --         --          --          1,500          43,406
  until January 15, 2005)             2002         --         --          --          1,500          33,700
C. Passmore-McLaughlin,(7)..........  2004   $101,673                 $3,600        100,000        $362,019
  President (became CEO on            2003         --         --          --             --              --
  January 15, 2005)                   2002         --         --          --             --              --
J.S. Smith,(8)......................  2004   $253,041   $     --                     30,000        $  8,383
  Chief Operating Officer             2003    240,000    163,270          --         30,762          15,071
                                      2002    234,519    158,342          --         20,000           2,723
J.V. Goldberg,(9)...................  2004   $242,915   $     --                     30,000        $ 14,353
  Senior Vice President,              2003    232,000    157,832          --         30,000          16,767
  Human Resources and Administration  2002    241,815    163,268          --         20,000           1,464
M.F. Durden,(10)....................  2004   $191,415   $     --          --         30,000        $  6,483
  Vice President, Secretary           2003    180,000     67,069          --         30,000           6,944
  and General Counsel                 2002    170,000     59,435          --         20,000              --

---------------

 (1) Annual compensation includes bonus compensation for the year, whether paid in the year indicated or in the succeeding year. Annual compensation also includes amounts deferred under Enesco's retirement plans. Compensation information for (a) 2002 for Mr. Bradley is not provided because he was not employed at Enesco during that year and (b) 2003 and 2002 for Ms. Passmore-McLaughlin is not provided because she was not employed at Enesco during those years.

 (2) All Long-Term Compensation Awards to the Named Executive Officers during the three-year period were made in the form of (a) non-qualified stock options granted under Enesco's 1996 Long-Term Incentive Plan, or in the case of Mr. Smith in 2001, non-qualified stock options from treasury stock as an additional incentive to accept employment with Enesco or (b) restricted stock awards under the 1996

     Long-Term Incentive Plan. No stock appreciation rights ("SARs") were awarded either singly or in tandem with the granted options.

 (3) In 2002, Enesco changed from a bi-weekly to semi-monthly payroll, causing each employee to receive six (6) additional days pay and an adjustment for a 24 versus 26 pay-period calculation.

 (4) Mr. DalleMolle passed away on April 20, 2004. Pursuant to the terms of his employment agreement with Enesco, the Company will continue to pay his salary through April 21, 2005 and paid his estate a bonus for 2004 of $465,041 (the average of the bonuses paid to Mr. DalleMolle during 2002 and 2003). All other compensation are the amounts of the cash matching payments made to Mr. DalleMolle's supplemental retirement account.

 (5) Mr. Bradley resigned from Enesco on August 16, 2004. Mr. Bradley received severance of $31,250 and was paid a retention bonus of $125,000. The Company also paid a cash match of $13,080 to Mr. Bradley's supplemental retirement account in 2004. He commenced his employment at Enesco on January 6, 2003. Mr. Bradley received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 33,708 shares as an incentive to accept employment with Enesco. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 10,000 shares at an exercise price of $7.94 on April 25, 2003. All other compensation for 2003 is comprised of a $10,000 starting bonus and relocation expense reimbursement of $27,513.

 (6) Mr. Ditomassi, a member of the Board of Directors, served as Interim CEO from August 16, 2004 until January 15, 2005. He received compensation of $205,800 in 2004, which includes his fees for serving as a director and his compensation for serving as Interim CEO. His compensation in 2002 and 2003 is comprised of the director fees paid to him.

 (7) Ms. Passmore-McLaughlin commenced her employment at Enesco on October 1, 2004. She receives a car allowance under other annual compensation. All other compensation for 2004 is comprised of a starting bonus of $65,133 and relocation expense reimbursement of $296,886.

 (8) Mr. Smith received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 762 shares at an exercise price of $6.56 as an Achievement Award winner in 2003. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 30,000 shares at an exercise price of $7.94 on April 25, 2003. All other compensation are the amounts of the cash matching payments made to Mr. Smith's supplemental retirement account.

 (9) All other compensation are the amounts of the cash matching payments made to Ms. Goldberg's supplemental retirement account.

(10) Ms. Durden's employment at the Company ended on April 1, 2005. All other compensation are the amounts of the cash matching payments made to Ms. Durden's supplemental retirement account.

Option Grants

     The following table contains information concerning individual grants of stock options made to each of the Named Executive Officers during the year ended December 31, 2004:

                             OPTION GRANTS IN 2004

                                                                                            GRANT DATE
                                                     INDIVIDUAL GRANTS(1)                     VALUE
                                     ----------------------------------------------------   ----------
                                     NUMBER OF    % OF TOTAL
                                     SECURITIES    OPTIONS
                                     UNDERLYING   GRANTED TO   EXERCISE
                                      OPTIONS     EMPLOYEES    OR BASE                      GRANT DATE
                                      GRANTED     IN FISCAL     PRICE                        PRESENT
NAME                                   (#)(2)        YEAR       ($/SH)    EXPIRATION DATE   VALUE $(5)
----                                 ----------   ----------   --------   ---------------   ----------
D. DalleMolle......................        --          --       $  --           --                --
T.F. Bradley.......................    30,000         5.8%      $8.95     August 17, 2004    151,200
G.R. Ditomassi.....................     2,000(3)      0.4%      $8.95      May 20, 2014       10,080
C. Passmore-McLaughlin.............   100,000(4)     19.4%      $6.85      Oct. 1, 2014      378,000
J.S. Smith.........................    30,000         5.8%      $8.95      May 20, 2014      151,200
J.V. Goldberg......................    30,000         5.8%      $8.95      May 20, 2014      151,200
M.F. Durden........................    30,000         5.8%      $8.95      May 20, 2014      151,200

---------------

(1) Except for Mr. Ditomassi, the individual grants described were all made in the form of non-qualified stock options under Enesco's 1996 Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan"). See footnote (3) for a description of Mr. Ditomassi's option grant. No SARs were granted during 2004.

(2) All options granted under the Long-Term Incentive Plan in 2004 have a ten-year term and become exercisable only (a) after six months from date of grant and (b) either upon the achievement of certain performance criteria or as to 25% of the shares underlying the option on the anniversary of the grant.

(3) Mr. Ditomassi, a member of the Board of Directors, served as Interim CEO from August 15, 2004 until January 15, 2005. As a director, Mr. Ditomassi received a grant of 2,000 options on May 20, 2004 under the Amended and Restated 1999 Non-employee Director Stock Plan.

(4) Ms. Passmore-McLaughlin commenced her employment at Enesco on October 1, 2004. In connection with her employment, she received a grant of 100,000 options to purchase common stock.

(5) Enesco used the Black-Scholes option pricing model to determine the present value of each option granted as of its date of grant. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were as follows: (i) volatility was calculated based on the daily change in the common stock price during the 250 trading days preceding the option grant date; (ii) risk-free rate of return was the yield as of the option grant date on U.S. Treasury bonds maturing in ten years; (iii) dividend yield was computed based on the then most recent four quarterly dividends paid on the common stock divided by the average of the highest and lowest closing prices for the common stock during the twelve-month period ending on the grant date; and (iv) time of exercise was the full term of the option granted. There were no adjustments made in the option pricing model for non-transferability or risk of forfeiture of the options granted.

Option Exercises and Year End Value

     The following table sets forth information concerning the exercise of stock options by each of the Named Executive Officers during year ended December 31, 2004 and the value of unexercised stock options held by each of them as of the end of the year ended December 31, 2004:

                      AGGREGATED OPTION EXERCISES IN 2004
                        AND 2004 YEAR END OPTION VALUES

                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                SHARES                  UNDERLYING UNEXERCISED           IN-THE-MONEY
                              ACQUIRED ON    VALUE       OPTIONS AT FY-END(#)        OPTIONS AT FY-END($)
                               EXERCISE     REALIZED   -------------------------   -------------------------
NAME                              (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          -----------   --------   -------------------------   -------------------------
D. DalleMolle...............    190,000(1)  $357,784        210,000/     --            $309,800/$    --
T.F. Bradley................         --           --         36,208/     --              32,710/     --
G.R. Ditomassi..............         --           --          3,956/  3,707               4,462/    159
C. Passmore-McLaughlin......         --           --              0/100,000                   0/123,000
J.S. Smith..................         --           --         78,262/ 52,500             146,808/  3,150
J.V. Goldberg...............         --           --         63,500/ 70,000             113,948/ 21,962
M.F. Durden.................         --           --         35,375/ 55,125              41,589/  6,536

---------------

(1) The estate of Mr. DalleMolle has exercised 190,000 stock options during the period of May-December 2004. The estate has recognized an aggregate value of $357,784 from these exercises.

Employment Contracts and Change in Control Arrangements

     Ms. Passmore-McLaughlin, President and Chief Executive Officer, has an employment agreement through December 31, 2005. Under the terms of the agreement, Ms. Passmore-McLaughlin receives an annual base salary of $400,000. For 2004, Ms. Passmore-McLaughlin received $101,673 as base salary from October 1 - December 31, 2004, and a signing bonus payment of $65,133. In addition, Ms. Passmore-McLaughlin received certain executive officer fringe benefits, including a car allowance and one-time relocation expense reimbursement of $296,886. The employment agreement also contains confidentiality, non-compete and non-solicitation covenants.

     Mr. DalleMolle, President and Chief Executive Officer until April 20, 2004, had an employment agreement through March 31, 2006. The agreement ended upon Mr. DalleMolle's death on April 20, 2004, except for certain obligations that survive the termination of the agreement. Under the terms of his employment agreement, Mr. DalleMolle's annual base salary rate in 2004 was $504,000. During the period of January 1 - April 20, 2004, Mr. DalleMolle received $171,300 as base salary. Pursuant to the terms of his employment agreement, Enesco paid his estate a bonus for 2004 of $465,041 (the average of the bonuses paid to Mr. DalleMolle during 2002 and 2003). The Company also paid severance in 2004 to his estate of $336,000.

     Enesco has separate change in control agreements or commitments with Ms. Passmore-McLaughlin, Ms. Goldberg and Mr. Smith under which each of these individuals is entitled to both (i) a severance benefit, payable upon or before termination for any reason (other than death, disability, retirement, termination for substantial cause or voluntary termination without good reason) occurring within two years following a change in control of Enesco, up to three (two in the case of Smith and Goldberg) times the annual base salary rate plus bonus and (ii) certain fringe benefits for up to a three-year term. In accordance with her change in control agreement and severance agreement, Ms. Passmore-McLaughlin also will be reimbursed for any excise tax and other taxes incurred as a result of such reimbursement. The types of events constituting a change in control under these agreements include those that require reporting under Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain other events specified in the change in control agreements.

     Any terminations of the remaining Named Executive Officers absent a change in control of Enesco will be governed by the employee severance policy of Enesco under which each of them may (subject to certain conditions) be entitled to a severance benefit of up to 26 weeks of base salary depending on designated criteria and to certain other continuing group medical, life and accidental death and dismemberment insurance coverage.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 2004, Ms. Brooks Lucas, Ms. Haberkorn, Mr. Ditomassi, Mr. Pressman and Ms. Verville served on the Board's Human Resources and Compensation Committee. From August 16, 2004 until January 15, 2005, Mr. Ditomassi served as Interim Chief Executive Officer and was not a member of the Committee. None of the other members were officers or employees of Enesco or any of its subsidiaries. There were no Compensation Committee interlocking relationships during the year ended December 31, 2004.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Enesco records and other information, Enesco believes that all SEC filing requirements under Section 16(a) of the Exchange Act applicable to its reporting persons with respect to the year ended December 31, 2004 were satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There are no transactions to be reported under this item.

               HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     This report of the Human Resources and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that Enesco specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

     Enesco's executive compensation program is administered by the Human Resources and Compensation Committee of the Board. The Committee is comprised of non-employee directors who approve or recommend to the Board salary and bonus amounts and other annual compensation and long-term compensation awards for the executive officers. The Committee conducts an annual performance evaluation of the Chief Executive Officer.

     Enesco's executive compensation program during 2004 consisted of three components: base salary and fringe benefits; incentive bonus opportunity; and option awards to purchase shares of common stock. The Committee's compensation policies regarding these components are designed to provide a compensation package which is targeted at the median level of total compensation for similarly situated executive officers in a comparator group of other U.S. companies of comparable size and geographic diversity. The comparator group used in establishing Enesco's compensation levels is composed of companies that participate in the "Watson Wyatt Executive Compensation Survey," a well-established and nationally recognized annual executive compensation survey. This survey includes some of the companies included in the indices shown in the Performance Graph set forth below. The Committee believes that evaluating data from the broad group of industries and companies represented in this survey is important in establishing the true market for executive talent. To compete effectively in this market, Enesco believes that it must be aware of compensation levels in various industries and companies of all sizes and, accordingly, does not limit its compensation analyses to those constituting the indices shown in the Performance Graph.

     Base salaries and fringe benefits are set at the annual base salary and fringe benefit amounts of comparable executive officers. In 2004, merit raises were given to five executive officers. Pay for performance bonuses for all Enesco employees were determined under Enesco's 2004 ROA Incentive Bonus Plan based on achieving certain specified targets for operating profit and return on assets. No executive officers received bonus payments under the 2004 ROA Incentive Bonus Plan. Options to purchase shares of common stock are granted in amounts that are competitive with long-term incentive award practices of comparable U.S. companies, considering the number of options that have been previously granted to each of the executive officers. The 2004 options were granted at the then market value of common stock and have a ten-year term, thus providing a direct relationship between the executive officers' potentially realizable long-term compensation amounts and actually recognizable increases in stockholder value. The options become exercisable as to 25% of the shares underlying the grant on the anniversary date of the grant and each anniversary date thereafter until fully exercisable. The shareholder approved Long-Term Incentive Plan also gives the directors discretion to award shares. In 2005, the annual equity stock grant to executive officers will have performance based restrictions in addition to a time based vesting requirement. Executive officer and Director stock ownership guidelines have been adopted with the objective of further aligning the executive officers', directors' and stockholders' interests. The Committee's compensation policies are intended to reinforce Enesco's performance-oriented compensation practices and are not impacted by potential non-deductibility of certain compensation amounts for federal tax purposes under the provisions of Section 162(m) of the Internal Revenue Code.

     Compensation paid in 2004 to Mr. DalleMolle, President and Chief Executive Officer until April 20, 2004, consisted of $171,299 of his $504,000 annual base salary. Payments subsequent to Mr. DalleMolle's death were governed by the terms of his employment agreement which provided that his base salary would continue for a period of one year and his estate would be paid a bonus for 2004 of $465,041, the average of the bonus payments made to Mr. DalleMolle in 2002 and 2003. No stock options or other long-term incentive awards were granted to Mr. DalleMolle in 2004.

     Mr. Bradley, Chief Financial Officer and Treasurer, was elected Interim Chief Executive Officer on April 20, 2004. His annual base salary was increased to $300,000 effective June 1, 2004, and he was awarded a retention bonus of $125,000, subject to his continued employment at the Company for a specified period of time. Mr. Bradley received a grant of 30,000 non-qualified stock options to purchase common stock under the Long-Term Incentive Plan, which were forfeited at the time of his resignation. When Mr. Bradley resigned on August 16, 2004, he received severance for a period of six months and the retention bonus of $125,000.

     Mr. Ditomassi, a member of the Board of Directors, served as Interim Chief Executive Officer from August 16, 2004 until January 15, 2005. Mr. Ditomassi received a total of $205,800 as (1) compensation for his services as Interim Chief Executive Officer and (2) fees for his services as a director.

     The Human Resources and Compensation Committee:

T.A. Pressman (Chair)
L.A. Campanaro
G.R. Ditomassi
J.R. Haberkorn
D. Brooks Lucas
A.L. Verville

                         REPORT OF THE AUDIT COMMITTEE

March 22, 2005

To the Board of Directors of Enesco Group, Inc.:

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that Enesco specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     We have reviewed and discussed with management Enesco's audited financial statements as of and for the fiscal years ended December 31, 2004 and 2003, and for the three years in the period ended December 31, 2004.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Enesco's Annual Report on Form 10-K for the year ended December 31, 2004.

L.A. Campanaro, Chair
D. Brooks Lucas
G.R. Ditomassi
J.R. Haberkorn
H.J. Orci
T.A. Pressman
A.L. Verville

                               PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that Enesco specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     During the year ended December 31, 2004, Enesco common stock was included in the Standard & Poor's SmallCap 600 Index. A performance graph comparing Enesco common stock performance with the performance of this stock index is provided.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
              THE STANDARD & POOR'S ("S&P") SMALLCAP 600 INDEX AND
                       THE COMPANY'S PEER GROUP INDEX(1)

                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------------------------
                                     12/31/99     12/31/00     12/31/01     12/31/02     12/31/03     12/31/04
------------------------------------------------------------------------------------------------------------------
 Enesco Group, Inc.                    $100.00        44.05        59.21        66.54        96.99        75.94
------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600                      $100.00       111.80       119.11       101.68       141.13       173.09
------------------------------------------------------------------------------------------------------------------
 Company's Peer Group                  $100.00        82.98        97.81       102.32       113.97       110.92
------------------------------------------------------------------------------------------------------------------

---------------

(1) This graphic presentation assumes (a) one-time $100 investments in the common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and Enesco's selected peer group index, in each case made as of the market close on the last trading day in 1999 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that constitute the S&P SmallCap 600 Products Housewares and Specialties Index. Enesco's peer group is made up of the following five companies:

S&P Consumer (Housewares and Specialties) -- SmallCap 600
  Department 56, Inc.
  Enesco Group, Inc.
  Libbey Inc.
  Russ Berrie & Co. Inc.
  National Presto Industries, Inc.

                   PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP (KPMG) has been engaged by Enesco as independent public accountants since June 2002. Enesco has had no disagreements with KPMG on accounting and financial disclosures. The Audit Committee has appointed KPMG as Enesco's independent public accountants for 2005, subject to ratification by the stockholders. Valid proxies of stockholders containing no designation to the contrary will be voted for the reappointment of that firm as recommended by the Audit Committee.

     Representatives of KPMG are expected to attend the Annual Meeting and be available to respond to appropriate questions and to make a statement if they so desire.

     The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by KPMG after January 1, 2004. To minimize relationships that could appear to impair the objectivity of KPMG, our Audit Committee has restricted the non-audit services that KPMG may provide to Enesco primarily to tax consulting and has determined that even these non-audit services will be obtained from KPMG only when the services offered by KPMG are more effective or economical than services available from other service providers.

     Prior to commencement of the 2005 audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report on the actual fees versus the budget periodically. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee has delegated pre-approval authority to its Chair for the purpose of handling emergency requirements, not to exceed 5% of total audit fees for the year. Any such pre-approval by the Chair must be reported at the Audit Committee at its next scheduled meeting.

     The aggregate fees for professional services by KPMG in 2004 and 2003 are as follows:

                      2004 AND 2003 AUDIT FIRM FEE SUMMARY

                                                           2004            2003
                                                        ----------       --------
Audit Fees..........................................    $1,393,616       $451,513
Audit Related Fees..................................            --          7,144
Tax Fees............................................        84,540         86,412
All Other Fees......................................        64,100         27,864
                                                        ----------       --------
  Total.............................................    $1,542,256       $572,933
                                                        ==========       ========

     Audit fees include fees related to the annual audit of Enesco's consolidated financial statements and the audit of internal control over financial reporting. Fees presented are as of March 31, 2005. Additional fees may be incurred as Enesco completes its assessment of the effectiveness of its internal controls over financial reporting as of December 31, 2004, which assessment will be completed no later than May 2, 2005. Tax fees were related to the review of Federal, State and International tax reporting and compliance. All other fees were primarily related to pension and profit sharing plan audits.

     Our Audit Committee has adopted restrictions on Enesco employing any KPMG partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit services related to Enesco's financial statements. The Audit Committee also requires key KPMG partners assigned to our audit to be rotated at least every five years.

                             STOCKHOLDER PROPOSALS

     The Annual Meeting is called for the purposes set forth in the Notice. Although Enesco knows of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to Enesco's management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the SEC. In order to be considered under Rule 14a-8 for inclusion in Enesco's proxy materials to be distributed in connection with the Annual Meeting of Stockholders in 2006, stockholder proposals for that meeting must be received by Enesco on or before December 17, 2005. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by the Secretary of Enesco on or before March 2, 2006. Enesco's management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

                        HOUSEHOLDING OF PROXY MATERIALS

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Enesco will promptly deliver a separate copy of this Proxy Statement to you if you write us at the following address: Enesco Group, Inc. 225 Windsor Drive, Itasca, Illinois 60143 Attn: Treasury Dept. If you want to receive separate copies of our corporate communications to stockholders, such as proxy statements and annual reports in the future, or if you are receiving copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact Enesco at the above address.

     Also posted on Enesco's website is the Corporate Governance Guidelines; the Charters of the Audit Committee, Human Resources and Compensation Committee, and Nominating and Governance Committee; and the Code of Business Conduct and Ethics. Copies of these documents are also available, free of charge, by writing to: Enesco Group, Inc., 225 Windsor Drive, Itasca, Illinois 60143, Attn:
Treasury Dept.

                                          By order of the Board of Directors,

                                          /s/ CHARLES E. SANDERS

                                          ENESCO GROUP, INC.
                                          CHARLES E. SANDERS
                                          Secretary
April 15, 2005

                                                                         ANNEX A

                               ENESCO GROUP, INC.

                            AUDIT COMMITTEE CHARTER
                            AS OF FEBRUARY 16, 2005

ROLE AND INDEPENDENCE

     The Audit Committee of the Board of Directors (the 'Committee') assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as are directed by the Board. The Committee shall consist of at least three directors who are financially literate and generally knowledgeable in auditing matters. At least one member shall have accounting or related financial management expertise and other qualifications, as defined by the Sarbanes-Oxley Act and the SEC, to be considered "an audit committee financial expert," whose name and relationship with the issuer shall be disclosed. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgement, and shall meet the director's independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange.

     Regarding Committee members who serve on the Audit Committee of more than three public companies, the Board will determine if such service does not impair the individual's ability to effectively serve the committee, and will disclose such determination in its annual proxy statement.

     The Committee is expected to maintain free and open communication (including private executive sessions) with the independent accountants and the internal auditors.

     The Board of Directors shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including approving the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

     The Committee shall meet at least quarterly and with such frequency and at such intervals, as it shall determine is necessary to carry out its duties and responsibilities. The Secretary of the Corporation shall serve as the Secretary of the Committee except for the private executive sessions.

A. RESPONSIBILITIES REGARDING THE ENGAGEMENT OF THE INDEPENDENT ACCOUNTANTS AND THE APPOINTMENT OF THE INTERNAL AUDITOR

     1. Review and recommend to the Board of Directors the independent accountants to be selected to audit the annual financial statements and review the quarterly financial statements of the Company. The Committee shall have the authority and responsibility to appoint, evaluate and replace the independent auditor, as well as determine their qualifications, independence and adequacy. The independent auditor shall be accountable to the Board of Directors and the Audit Committee. The Committee will also review and approve fees paid to the independent accountants.

     2. Oversee the independent auditor relationship by initially reviewing and approving the scope of the audit and subsequently discussing with the auditor the nature and rigor of the audit process, changes in scope, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

     3. Review and approve requests for any services to be performed by any public accounting firm.

     4. Review and concur in the appointment, replacement, or dismissal of the Director of Internal Audit or Internal Audit firm, if service is outsourced, and determine the reporting structure appropriate for internal audit independence.

     5. Ensure that the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent accountants' independence.

     6. Review on an annual basis other services performed by the external auditors and related fees, and inquire as to the extent to which independent public accountants other than the principal independent auditor are to be used and understand the rationale for using them. The Committee should request that the work of other independent public accountants be coordinated and that an appropriate review of their work be performed by, the principal independent auditor.

     7. Perform an annual assessment of the Company's internal audit function and independent auditors, including a review and evaluation of the lead partner of the independent auditor. In addition to assuring the regular rotation of the lead audit partner, the Committee will also consider whether there should be regular rotation of the audit firm itself. The Committee will present its conclusions with respect to the independent auditor to the full Board.

     8. At least annually, the Committee will obtain and review a report by the independent auditor describing:

        - The firm's internal quality-control procedures;

        - Any material issues raised by the most recent internal quality-control review or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, including any steps taken to deal with any such issues; and

        - All relationships between the independent auditor and the Company.

B. RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL INDEPENDENT AUDIT AND THE REVIEW OF FINANCIAL STATEMENTS

     The Committee will:

      1. Request the independent accountants to confirm that they are accountable to the Board of Directors and the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

      2. Review with management significant risks and exposures identified by management and steps undertaken by management to minimize such risks.

      3. Review the scope of the internal and independent audits with the Director of Internal Audit and the independent accountants.

      4. Provide guidance and oversight to the internal audit activities of the Company including reviewing the organization, plans and results of such activity. This includes oversight of the annual internal controls report to be certified by management and filed with the Company's Form 10-K annual report.

      5. Review with management, the independent accountants and the Director of Internal Audit:

        - The Company's internal controls, including computerized information system controls and security.

        - Any findings and recommendations made by the independent accountants or internal audit staff.

      6. Review the audited financial statements, proxy and Form 10-K (including year-end management certification letter and Management's Discussion and Analysis of Financial Condition and Results of Operation) and discuss them with management and the independent auditor. These discussions shall include consideration of the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

      7. Review the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies prior to issuance.

      8. Review with management and the independent accountants the quarterly financial information prior to the Company's filing of Form 10-Q and related quarterly management certification letter.

      9. Review the Company's policies with respect to financial risk assessment and risk management.

     10. At least quarterly in executive session meet separately with representatives of the internal auditor and the independent auditors, and with the CFO.

     11. Review with the independent auditor any audit issues and management's response, including any restrictions on the scope of the independent auditor's activities or access to requested information, and any significant disagreements with management.

C.  OTHER RESPONSIBILITIES:

      1. Review recent and prospective opinions of the FASB and similar organizations and their impact upon the Company's accounting and financial statements.

      2. Review on an annual basis, policies and procedures covering officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of those areas by the Director of Internal Audit or the independent accountants.

      3. Review at least quarterly with the General Counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

      4. Review on an annual basis with the General Counsel the monitoring of CEO and CFO compliance with the Company's Code of Conduct.

      5. Report Audit Committee activities to the full Board of Directors and issue annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders. In addition, the Committee will report regularly to the Board regarding any issues that arise with respect to:

        - The quality or integrity of the company's financial statements,

        - The company's compliance with legal or regulatory requirements,

        - The performance and independence of the company's independent auditors and internal audit function.

      6. Review and reassess the adequacy of its charter on an annual basis, provide the New York Stock Exchange with an annual written affirmation regarding the annual review and reassessment of the adequacy of the charter, and affirm the independence and other qualifications of the Audit Committee members. If revised, the Charter will be published in the next proxy. Otherwise the Charter will be published every third year in the proxy.

      7. Set guidelines for committee education and orientation to assure understanding of the business and the environment in which the company operates.

      8. Set guidelines for development of an annual audit committee plan that is responsive to the primary audit committee responsibilities, and for the review and approval of the plan by the full Board.

      9. Communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal and external auditors, and others.

     10. Approve hiring policies for employees or former employees of the independent auditors, which policies shall as a minimum meet the requirements of the SEC and NYSE.

     11. Annually evaluate the Committee's performance of its responsibilities and provide the Board and management the opportunity to perform an annual performance evaluation of the Committee and their performance.

     12. Regularly review the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including the services of the "whistleblower" hotline service provider.

     13. Regularly review from General Counsel any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any agent thereof.

D.  OTHER AUTHORITY

     The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations or special audits into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice. The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IN THE ABSENCE OF SUCH DIRECTION, IT             Please Mark        [ ]
WILL BE VOTED FOR ITEMS 1, 2 AND 3 BELOW. THIS PROXY REVOKES ANY PROXY                    Here for
PREVIOUSLY GIVEN.                                                                         Address Change
                                                                                          or Comments
                                                                                          SEE REVERSE SIDE


                                    FOR all nominees          WITHHOLD AUTHORITY to
1.  To elect                 listed to the left (except as    vote for all nominees
                                 marked to the contrary)       listed to the left
    01 Judith R. Haberkorn
    02 Thane A. Pressman                  [ ]                          [ ]


as Class I Directors for a three-year term. If any of such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.


(INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name in the space provided below.)


--------------------------------------------------------------------------------



                                                        FOR   AGAINST   ABSTAIN
2. To ratify the appointment by the Audit Committee
   of the Board of Directors of KPMG LLP as Enesco's    [ ]     [ ]       [ ]
   independent accountants for 2005.

3. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.



I PLAN TO ATTEND    [ ]           PLEASE SIGN, DATE AND RETURN THE PROXY
     THE MEETING                         CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.





SIGNATURE                     SIGNATURE                  DATE             , 2005
         --------------------          -----------------     -------------

PLEASE SIGN ABOVE EXACTLY AS NAME(S) APPEAR(S) HEREON. (WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE TITLE AS SUCH. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN.)



--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o





                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN
                    TIME THE DAY PRIOR TO ANNUAL MEETING DAY.





      YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
           SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND
                           RETURNED YOUR PROXY CARD.


             INTERNET                                     TELEPHONE                              Mail
  http://www.proxyvoting.com/enc                       1-866-540-5760                     Mark, sign and date
Use the internet to vote your proxy.    OR     Use any touch-tone telephone to     OR     your proxy card and
Have your proxy card in hand when              vote your proxy. Have your proxy            return it in the
you access the web site.                       card in hand when you call.               enclosed postage-paid
                                                                                               envelope.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

PROXY                          ENESCO GROUP, INC.                          PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 15, 2005, receipt of which is hereby acknowledged, does hereby appoint and constitute Cynthia Passmore-McLaughlin, Paula E. Manley and Charles E. Sanders, and each of any of them, the attorneys and proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Enesco Group, Inc. to be held at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois, on Wednesday, May 18, 2005 at 9:30 a.m. and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.125 per share, of said Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

             (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o




                               ENESCO GROUP, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, MAY 18, 2005
                                   9:30 A.M.


                             Enesco Showroom Theater
                  One Enesco Plaza (corner of Busse and Devon)
                       Elk Grove Village, Illinois 60007